UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 23, 2019

REPRO MED SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	0-12305	13-3044880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Carpenter Road, Chester, New York	10918
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (845) 469-2042

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Set forth below are the final voting results from the 2019 Annual Meeting of Shareholders of Repro Med Systems, Inc. (the “Company”) held on April 23, 2019: For more information on the following proposals, see the Company’s proxy statement for the 2019 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 8, 2019.

PROPOSAL 1:  ELECTION OF DIRECTORS

The nominees for director set forth under “Nominees” below were elected to the Company’s board of directors.

	NUMBER OF SHARES
NOMINEES	FOR	WITHHELD	BROKER NON-VOTE
Daniel S. Goldberger	24,851,975	87,554	8,842,600
Arthur J. Radin	24,851,975	87,554	8,842,600
David W. Anderson	24,851,975	87,554	8,842,600
Joseph M. Manko, Jr.	23,952,275	987,254	8,842,600
Robert T. Allen	24,851,975	87,554	8,842,600
James M. Beck	24,851,975	87,554	8,842,600
Kathy S. Frommer	24,851,975	87,554	8,842,600

PROPOSAL 2:  ADVISORY VOTE - EXECUTIVE COMPENSATION

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Number of Shares	23,698,056	126,423	1,115,050	8,842,600

PROPOSAL 3:  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Company’s shareholders ratified the appointment of McGrail Merkel Quinn & Associates, P.C. as the Company’s independent registered public accountants for the 2019 fiscal year.

	FOR	AGAINST	ABSTAIN
Number of Shares	33,466,289	39,232	276,608

PROPOSAL 4:  APPROVAL, ON AN ADVISORY BASIS, OF THE FREQUENCY OF FUTURE VOTES ON EXECUTIVE COMPENSATION

The Company’s shareholders approved, on an advisory basis, the frequency of future advisory votes on executive compensation of One Year.  In light of such vote, the Company will include a shareholder vote on executive compensation in its proxy materials each year.

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
Number of Shares	23,607,684	325,676	83,619	922,550	8,842,600

PROPOSAL 5:  APPROVAL TO INCREASE THE MAXIMUM NUMBER OF SHARES THAT MAY BE AWARDED UNDER THE 2015 STOCK OPTION PLAN

The Company’s shareholders approved to increase the maximum number of shares that may be awarded under the 2015 Stock Option Plan from 4,000,000 to 6,000,000.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Number of Shares	23,291,537	1,514,117	131,875	8,842,600

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPRO MED SYSTEMS, INC. (Registrant)

Date: April 26, 2019	By:	/s/ Karen Fisher
Karen Fisher Chief Financial Officer